SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                                                     |X|
Filed by a Party other than the Registrant                                  |_|
Check the appropriate box:

|_|   Preliminary Proxy Statement

|_|   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)

|_|   Definitive Proxy Statement

|X|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240-14a-11(c) or Section
      240-14a-12

                               THE HOMESTATE GROUP
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1)  Title of each class of securities to which transaction applies:

      -------------------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:________________________________________________

      2) Form, Schedule or Registration Statement No.:__________________________

      3) Filing Party:__________________________________________________________

      4) Date Filed:____________________________________________________________

                               THE HOMESTATE GROUP


                               EMERALD GROWTH FUND
                     EMERALD SELECT BANKING AND FINANCE FUND
                         EMERALD SELECT TECHNOLOGY FUND

                              Important Proxy News

    SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED TO DECEMBER 13, 2004
    -----------------------------------------------------------------------

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for the HomeState Group has been adjourned to provide shareholders additional time to vote their shares on Proposal 2. The Meeting will reconvene at 10:00 a.m. on Monday, December 13, 2004, at the Trust's offices, which are located at 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17605. We have made several attempts to reach shareholders by mail and phone in the last few weeks, however, our records still indicate that we have not received voting instructions for your account(s). In an effort to avoid any further adjournments and expense, we are asking you to please take a moment right now to submit your vote. Your broker is unable to vote your shares for you on Proposal 2 without your instructions. REMEMBER: A FAILURE TO VOTE HAS THE SAME EFFECT AS A VOTE AGAINST PROPOSAL 2.

Why was the Meeting adjourned?

To date, an overwhelming number of shareholders have approved the proposals in the proxy statement. In fact, Proposal 1 to elect seven Trustees has passed. However, Proposal 2 to reorganize the Trust from a Pennsylvania common law trust to a Delaware statutory trust requires a different vote of the outstanding shares than did the proposal to elect Trustees. Proposal 2 requires the affirmative vote of a majority of shareholders of each of the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund. Over 96% of those responding have voted in favor of Proposal 2, yet, we have simply not received enough votes to meet the necessary requirement. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Monday, December 13, 2004.

     For your convenience, please utilize any of the following methods to submit your vote:

     1. By PHONE. Please call Georgeson Shareholder Communications, Inc. toll-free at 888-288-7163. Representatives are available to take your vote Monday through Friday between the hours of 9:00a.m. and 11:00p.m. and Saturday from 12:00p.m. to 6:00p.m. Eastern

     2. By INTERNET. Visit www.proxyvote.com and enter the control number located on your proxy card.

     3. By TOUCH-TONE PHONE. Dial the toll-free number found on your proxy card and follow the simple instructions.

     4. By MAIL. Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

                      Please Take a Moment and Vote Today!

                               THE HOMESTATE GROUP


                               EMERALD GROWTH FUND
                     EMERALD SELECT BANKING AND FINANCE FUND
                         EMERALD SELECT TECHNOLOGY FUND


                              Important Proxy News

    SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED TO DECEMBER 13, 2004
    -----------------------------------------------------------------------

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the HomeState Group has been adjourned to provide shareholders additional time to vote their shares on Proposal 2. The Meeting will reconvene at 10:00 a.m. on Monday, December 13, 2004, at the Trust's offices, which are located at 1703 Oregon Pike, Suite 101, Lancaster, Pennsylvania 17605. Our records still indicate that we have not received voting instructions for your account(s). In an effort to avoid any further adjournments and expense, we are asking you to please take a moment right now to submit your vote. Your broker is unable to vote your shares for you on Proposal 2 without your instructions. REMEMBER: A FAILURE TO VOTE HAS THE SAME EFFECT AS A VOTE AGAINST PROPOSAL 2.

Why was the Meeting adjourned?

To date, an overwhelming number of shareholders have approved the proposals in the proxy statement. In fact, Proposal 1 to elect seven Trustees has passed. However, Proposal 2 to reorganize the Trust from a Pennsylvania common law trust to a Delaware statutory trust requires a different vote of outstanding shares than did the proposal to elect Trustees. Proposal 2 requires the affirmative vote of a majority of shareholders of each of the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund. Over 96% of those responding have voted in favor of Proposal 2, yet, we have simply not received enough votes to meet the necessary requirement. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before, Monday, December 13, 2004.

     For your convenience, please utilize any of the following methods to submit your vote:

     1. By INTERNET. Visit www.proxyvote.com and enter the control number located on your proxy card.

     2. By TOUCH-TONE PHONE. Dial the toll-free number found on your proxy card and follow the simple instructions.

     3. By MAIL. Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.


                      Please Take a Moment and Vote Today!

                               The HomeState Group

               Proxy Solicited On Behalf Of The Board of Trustees

The undersigned, revoking all previous proxies, hereby appoints Daniel W. Moyer IV and Theresa McNamee (collectively, the "Proxies"), and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with full power of substitution, to vote, as indicated below and in his or her discretion upon such other matters as may properly come before the meeting, all shares of beneficial interest which the undersigned would be entitled to vote at the Special Meeting of the Shareholders of The HomeState Group (the "Trust") to be held on November 29, 2004, and at any adjournment or postponement thereof.

Proposal 1.  Election of Trustees:

     [ ]   FOR the nominees listed below   [ ]   WITHHOLD AUTHORITY to vote for
                                                 all nominees listed below

Nominees: Kenneth G. Mertz, II, Scott C. Penwell, Robert J. Dickson, Douglas S. Garban, J. Barton Harrison, Robert P. Newcomer and Dr. H.J. Zoffer.

(Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below and mark the "FOR" box above.)

                    -----------------------------------------

Proposal 2. To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Pennsylvania common law trust to a Delaware statutory trust to be named "Emerald Mutual Funds":

    [ ]  FOR                      [ ]  AGAINST                  [ ]  ABSTAIN

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR TRUSTEE LISTED ON THE REVERSE SIDE HEREOF (PROPOSAL 1) AND "FOR" PROPOSAL 2. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT DATED OCTOBER 25, 2004.

                                   ---------------------------------------------
                                   Signature of Shareholder

                                   ---------------------------------------------
Date:_________________, 2004       Signature of Shareholder

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE SHARES ARE ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.

                                      -2-